Appendices: Reg G Reconciliatons

Appendix 1: Earnings
1999-2004 Guidance - Reconciliation of GAAP vs. Non-GAAP Measures								Guidance
($/share)		1999	2000	2001	2002	2003	TTM 3Q04	2004

AS-REPORTED EARNINGS - CONSOLIDATED	(A)	2.25	2.97	3.23	2.64	4.01	3.07	3.65 - 3.75
AS-REPORTED EARNINGS - NUCLEAR	(B)	0.06	0.22	0.57	0.88	1.30	0.83	1.06 - 1.10
AS-REPORTED EARNINGS - UTILITY, PARENT & OTHER	(C)	1.89	2.51	2.19	2.40	1.93	2.31	2.70 - 2.75
UTILITY SPECIAL ITEMS
River Bend loss provision		-	-	-	-	(0.29)	-	-
SFAS 143 implementation		-	-	-	-	(0.09)	-	-
Voluntary severance plan		-	-	-	-	(0.30)	(0.30)	-
Merger expenses		-	-	(0.01)	-	-	-	-
Regulatory and reserve adjustments		(0.27)	(0.09)	-	-	-	-	-
Change in unbilled revenue estimate		0.13	-	-	-	-	-	-
Depreciation adjustment		0.04	-	-	-	-	-	-
SERI refund adjustments		(0.08)	-	-	-	-	-	-
Total Utility Special Items	(D)	(0.18)	(0.09)	(0.01)	-	(0.68)	(0.30)	-

PARENT & OTHER SPECIAL ITEMS
Voluntary severance plan		-	-	-	-	(0.01)	-	-
Merger expenses		-	-	(0.05)	-	-	-	-
Write-down of MyHomeKey investment		-	-	(0.03)	-	-	-	-
Write-down of Latin American assets		-	(0.12)	-	-	-	-	-
Total Parent & Other Special Items	(E)	-	(0.12)	(0.08)	-	(0.01)	-	-

COMPETITIVE BUSINESS SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation		-	-	-	-	0.67	(0.03)	-
Voluntary severance plan		-	-	-	-	(0.22)	(0.22)	-
Total Nuclear Special Items	(F)	-	-	-	-	0.45	(0.25)	-
Energy Commodity Services		-	-	-	-	-	-	-
Gain (loss) on disposition of assets		0.27	0.06	0.01	0.23	-	-	-
Asset and contract impairments		-	-	-	(0.62)	-	-	-
Turbine commitment		-	-	-	(0.52)	-	-	-
Development costs		-	-	-	(0.09)	-	-	-
Restructuring costs		-	-	(0.02)	(0.17)	-	-	-
Damhead Creek mark to market gas contract		-	-	0.10	-	-	-	-
Write-off of start-up costs per new acct standard		(0.01)	-	-	-	-	-	-
Earnings from Entergy-Koch Trading		-	-	-	-	-	(0.14)	(0.14)
Earnings from Gulf South Pipeline							0.07	0.07
Non-nuclear wholesale assets - adjustment to sales reserves							0.02	0.02
Total Competitive Business Special Items		0.26	0.06	0.09	(1.17)	0.45	(0.05)	(0.05)
TOTAL SPECIAL ITEMS	(G)	0.08	(0.15)	-	(1.17)	(0.24)	(0.60)	(0.05)
OPERATIONAL EARNINGS - CONSOLIDATED	(A-G)	2.17	3.12	3.23	3.81	4.25	3.67	3.70 - 3.80

OPERATIONAL EARNINGS - NUCLEAR	(B-F)	0.06	0.22	0.57	0.88	0.85	1.08	1.06 - 1.10

OPERATIONAL EARNINGS - UTILITY, PARENT & OTHER	(C-D-E)	2.07	2.72	2.28	2.40	2.62	2.61	2.70 - 2.75

Appendices: Reg G Reconciliatons

Appendix 2: Earnings
1999-2004 - Reconciliation of GAAP vs. Non-GAAP Measures
($ millions)	1999	2000	2001	2002	2003	TTM 3Q04

AS-REPORTED EARNINGS (A)	552	679	726	599	927	715
Preferred Dividends	43	32	24	24	24	23
Tax Effected Interest Expense	338	332	440	353	332	292
AS-REPORTED EARNINGS (including preferred dividends & tax effected interest expense) (B)	933	1042	1191	976	1262	1031

UTILITY SPECIAL ITEMS
River Bend loss provision	-	-	-	-	-66
SFAS 143 implementation	-	-	-	-	-21
Voluntary severance plan	-	-	-	-	-70	-70
Merger expenses	-	-	-2	-	-
Regulatory and reserve adjustments	-65	-22	-	-	-
Change in unbilled revenue estimate	32	-	-	-	-
Depreciation adjustment	11	-	-	-	-
SERI refund adjustments	-20	-	-	-	-
Total Utility Special Items (C)	-42	-22	-2	-	-157	-70

PARENT & OTHER SPECIAL ITEMS
Voluntary severance plan	-	-	-	-	-1	-
Merger expenses	-	-	-12	-	-	-
Write-down of MyHomeKey investment	-	-	-7	-	-	-
Write-down of Latin American assets	-	-28	-	-	-	-
Total Parent & Other Special Items	-	-28	-19	-	-1	-

COMPETITIVE BUSINESS SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	-	-	-	-	154	-6
Voluntary severance plan	-	-	-	-	-52	-52
Energy Commodity Services	-	-	-	-	-	-
Gain (loss) on disposition of assets	68	13	1	52	1	-
Asset and contract impairments	-	-	-	-142	-	-
Turbine commitment	-	-	-	-117	-	-
Development costs	-	-	-	-21	-	-
Restructuring costs	-	-	-4	-39	-	-
Damhead Creek mark to market gas contract	-	-	24	-	-	-
Write-off of start-up costs per new acct standard	-3	-	-	-	-	-
Earnings from Entergy-Koch Trading						-32
Earnings from Gulf South Pipeline						15
Non-nuclear wholesale assets - adjustment to sales reserves						6
Total Competitive Business Special Items	65	13	21	-267	103	-69
TOTAL SPECIAL ITEMS (D)	23	-36	1	-267	-55	-139

OPERATIONAL EARNINGS (A-D)	530	715	726	866	982	854

Appendices: Reg G Reconciliatons

Appendix 3: Return Metrics and Net Margin (refer to Appendix 2 for A-D statistics)
1999-2004 - Reconciliation of GAAP vs. Non-GAAP Measures
($ millions)	1999	2000	2001	2002	2003	TTM 3Q04

OPERATIONAL EARNINGS (including preferred dividends & tax effected interest expense) (B-D)	910	1,078	1,190	1,243	1,317	1,170

AVERAGE INVESTED CAPITAL (E)	15,364	15,883	16,640	16,862	17,114	17,462

AS-REPORTED ROIC (B)/E	6.1%	6.6%	7.2%	5.8%	7.4%	5.9%
OPERATIONAL ROIC (B-D)/E	5.9%	6.8%	7.2%	7.4%	7.7%	6.7%

OPERATING REVENUES (F)	8,766	10,022	9,621	8,305	9,195	9,803

AS-REPORTED NET MARGIN (A/F)	6.3%	6.8%	7.5%	7.2%	10.1%	7.3%
OPERATIONAL NET MARGIN (A-D/F)	6.0%	7.1%	7.5%	10.4%	10.7%	8.7%

UTILITY AS-REPORTED EARNINGS (G)	511	587	550	583	469
UTILITY OPERATIONAL EARNINGS (G-C)	553	609	552	583	626

UTILITY - AVERAGE SHAREHOLDER'S EQUITY (excluding preferred stock without sinking fund) (H)	5,168	5,299	5,490	5,470	5,422

UTILITY AS-REPORTED ROE (G)/H	9.9%	11.1%	10.0%	10.7%	8.7%
UTILITY OPERATIONAL ROE (G-C)/H	10.7%	11.5%	10.1%	10.7%	11.5%

Entergy Corporation

October 2004

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases at local and federal regulatory agencies, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of permanent sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, the completion of the sale of Entergy-Koch's US and foreign trading businesses, the ability to sell Entergy-Koch's Gulf South Pipeline at attractive prices, the amount of cash that Entergy-Koch is able to distribute to Entergy, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the energy trading market, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce current tax payments, and the effects of litigation and weather.

This presentation includes the non-GAAP measures of operational earnings, operational return on invested capital, operational return on equity and operational net margin, as well as net debt to net capital, operating cash flow, free cash flow and cash available for deployment when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of each of these measures to the most directly comparable GAAP measure. These reconciliations are found on slides 58-63. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

Entergy's Businesses Are Focused in Mid-South and Northeastern U.S.

Entergy's Businesses


Entergy Nuclear
Utility
Owned utility nuclear plants
Owned non-utility nuclear plants
Nuclear plants under contract
Non-nuclear wholesale assets

- **Utility**
  - Five electric utilities with 2.6 million customers
  - Four states – Arkansas, Louisiana, Mississippi, Texas
  - Over 22,000 MW generating capacity including 5 nuclear plants in mid-south
  - Two gas utilities with 240,000 customers
- **Entergy Nuclear**
  - Five plants in northeast U.S. > 4,000 MW owned and managed generation
  - One plant in midwest U.S. > 800 MW managed generation
  - Five plants in northeast and midwest U.S. under service contracts for license extension (4) and decommissioning (1)
- **Energy Commodity Services**
  - ~1,750 MW non-nuclear wholesale assets, primarily in U.S.
  - Trading and gas transportation joint venture for which plans to sell have been announced


Entergy
Utility Business
Competitive Businesses
Entergy Arkansas, Inc.
Entergy Mississippi, Inc.
Entergy Louisiana, Inc.
Entergy Gulf States, Inc.
Entergy New Orleans, Inc.
System Energy Resources, Inc.
Entergy Nuclear
Energy Commodity Services
Entergy-Koch, LP
Non-Nuclear Wholesale Assets

Business Model Designed to Succeed in a Wide Range of Market Conditions

Entergy's Business Model

Entergy combines portfolio management with operational excellence to 1) execute against a fundamental point of view; 2) apply its legacy of expertise; 3) acquire or venture to obtain needed skills; and 4) return capital to owners when appropriate.



Supply/Demand
Environmental
Fuel Prices
Credit Markets
Climate/Weather Data
Competitive Behavior
Legislative/Regulatory
Capital Markets
Rigorous Analysis
Current Point of View
Business Strategy
Create Options
Driven by:
Markets
Skills
Scale
Scope
Positions
Portfolio Management
Long Positions
Structured Contracts
Asset Development /Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Strict VAR Limits
Operational Excellence
Produce Products/ Services
Achieve Productivity
Manage Relationships
Competitor / Industry Standards

Entergy's Point of View Approach Provides Flexibility to Adapt to Market Changes

Increasing Risk (the rows below run from lowest to highest risk)

Strategic Profile	Description	Now	Future	Signposts
Bond Proxy	Low-growth dividend engine	✓	✓	Fiscal & monetary policies and outcomes, shareholder preferences
Local Utility	LDCs, Wires business	✓	✓	Retail competition, scale, independence, lock-downs (capital attraction; economic efficiency; demand control; income transfer)
Interstate Utility	Fully integrated	✓	✓	PUHCA repeal; M&A, MOE opportunities; distressed prices vs. distressed companies
Nuclear Company	Baseload Generation operations	✓	✓	Price; operating record; regulatory pressure
Retail Company	Customer interface; ancillary services	✓	?	Customer acquisition cost; scale, profitability, risk mgmt
Trader/Generator	Ownership; asset optimization		?	Merge/partner; market evolution
Technology Company	R&D, Venture Cap		✗	Sale of company
Multinational Energy Company	Geographic Expansion		✗	Merge/partner/sell
Vertical Expansion	Sector / Industry Expansion		✗	Merge/partner/sell
Broad Diversification	Outside Energy Sector		✗	Merge; transfer/replace management/board

Entergy's Current Focus Is on Utility and Nuclear Businesses

More than 90% of 05 earnings and cash will be sourced from regulated or contracted businesses, minimizing Entergy's exposure to commodity price risk.

Earnings Breakdown
05E; % of Guidance of $4.60-$4.85/share



Utility, Parent and Other
73
Competitive Businesses
27

Cash Flow from Operating Activities
05E; % of Total $2B+ Projected



Utility, Parent and Other
76
Competitive Businesses
24

Strategy Is Driven By Accountability to All Stakeholders

Entergy aspires to create value for all stakeholders, with this approach driving value creation for the company's owners.

Stakeholders	Categories	Performance Aspirations
Employees	Safety	Zero accidents
	Diversity	Highly productive workforce
Customers	Reliability	Decreased outage frequency/duration
	Customer Service	Attentiveness to customer needs
	Social Responsibility	Attentiveness to community needs
Owners / Lenders	Financial Performance	Industry-leading TSR
	Financial Flexibility	Single "A" credit rating

Over Past Five Years, Entergy Delivered Industry-Leading Total Shareholder Returns

Over the past five years, Entergy shareholders realized total return - comprised of a combination of dividends and share price appreciation - that ranked first in the industry.

In 03, Entergy received the Edison Electric Institute Large Cap Index Award for the highest TSR for 5-year period ending 9/30/03.

Total Shareholder Return
Periods Ended 9/30/04; %



Entergy
S&P Electrics
S&P 500
16
88
149
1 Year
3 Years
5 Years

Entergy's Rank of 20 S&P Electrics:	12	3	1

Improvements Demonstrated across a Wide Range of Financial Metrics

Earnings
12 Months Ended 99-3Q04; $/share



4.50
3.50
2.50
1.50
Operational
As Reported
70%
99
00
01
02
03
3Q04

Net Margin
12 Months Ended 99-3Q04; %



12
9
6
3
0
Operational
As Reported
44%
99
00
01
02
03
3Q04

Return on Invested Capital
12 Months Ended 99-3Q04; %



8
7
6
5
4
Operational
As Reported
13%
99
00
01
02
03
3Q04

Debt Ratios
As of 99-3Q04; %



70
60
50
40
30
Net Debt/Net Cap.
Total Debt/Cap
Flat
99
00
01
02
03
3Q04

Note: Arrows represent operational or net debt to net capital

Summary

- Entergy's strategy is based on a point of view that links skills and capabilities to operational excellence and market dynamics
- Flexibility in the execution of Entergy's strategy has positioned the company to seize opportunities and proactively align with changing market conditions
- Value creation is measured against the expectations of a wide range of constituencies and bound by long-term aspirations
- Measurable results have been achieved providing clear evidence of Entergy's success in serving the needs of many stakeholders while also creating value for its owners

Section 2: Utility



Entergy
Utility Business
Competitive Businesses
Entergy Arkansas, Inc.
Entergy Mississippi, Inc.
Entergy Louisiana, Inc.
Entergy Gulf States, Inc.
Entergy New Orleans, Inc.
System Energy Resources, Inc.
Entergy Nuclear
Energy Commodity Services
Entergy-Koch, LP
Non-Nuclear Wholesale Assets

Entergy's Utility Business

An integrated utility that generates, transmits and distributes electricity with:

- Five electric utilities with 2.6 million customers
- Four states – Arkansas, Louisiana, Mississippi, Texas
- Over 22,000 MW generating capacity
- Two gas utilities with 237,000 customers in New Orleans and Baton Rouge, LA

Four State Utility Operations with Balanced Portfolio of Generation


Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy Gulf States
Entergy New Orleans


Utility Earnings
03; % of Total
ENOI 1
EMI 14
ELI 30
SERI 22
EGSI 8
EAI 25
Retail Sales
03; % of Total
Residential 33
Industrial 39
Other 2
Commercial 26
Capacity by Fuel
03; % of Total
Gas/Oil 68
Nuclear 22
Coal 10
Sources of Energy
03; % of Total
Coal 12
Purchased Power 33
Gas/Oil 20
Nuclear 35

03 Utility Statistics	
Operational Earnings ($B)	0.6
As-Reported Earnings ($B)	0.5
Cash Flow from Operating Activities ($B)	1.7
Total Retail Sales (GWh)	99,968
Total Capacity (GW)	22
Total Generation (GWh)	77,597

Growth Opportunities Evolve to Meet Changing Utility Environment

Utility Growth Components
98-Today (relative size connotes relative opportunity)

Entergy's utility has evolved from pursuing deregulation in the 98-99 timeframe to pursuing incentive structures in a regulated environment that is expected to remain in place for the foreseeable future.



Deregulation/ Unbundling
?
Load Growth
Incentive Rate Structures
New Generation
Load Growth
98
99
00
01
02
03
04+
Evolution over Time

Imminent deregulation in most jurisdictions	………………………	Deregulation not in immediate future in any jurisdiction
High regulatory risk with strained regulatory relations	………………………	Lower regulatory risk with improved regulatory relations
Traditional cost based regulations	………………………	Pursuing incentive structures in most jurisdictions
High potential loss of industrial customers to cogeneration	………………………	Moderate industrial cogeneration exposure; some recapture of cogen customers
Expectations of fully deregulated generation market	………………………	Ongoing regulated generation with potential for capacity expansion; FERC scrutiny

Utility Business Produced Solid Earnings over Past 5 Years

Solid growth in utility earnings has been driven by a combination of factors including steady increases in electricity sales volumes, positive rate actions, effective management of operation and maintenance costs, and accretion from share repurchases.

Continued growth is expected to be driven in part by positive rate actions and incentive structures.

Utility, Parent & Other Operational Earnings
01-05E; $/share

01-05E CAGR	
Operational	11-12%
As-Reported	12-13%



2.28
2.40
2.62
2.70-2.75
3.40-3.55
01
02
03
04E
05E

	01	02	03	04E	05E
As-Reported EPS	2.19	2.40	1.93	2.70-2.75	3.40-3.55

Utility Focused Efforts on Reliability and Customer Service

Investments in the Utility have delivered substantial improvements in the operating metrics tracked by regulators and customers to assessing Entergy's service performance.

Capital Expenditures
99-03; $B



+1.7B > depr
0.8
1.1
1.1
1.1
1.2
Depreciation
99
00
01
02
03

Outage Frequency
98-03; per customer per year



Down 49%
3.5
2.6
2.2
2.1
2.0
1.8
Target
98
99
00
01
02
03

Outage Duration
98-03; average minutes



Down 48%
278
229
172
162
164
144
Target
98
99
00
01
02
03

Operational Improvements Resulted in Higher Returns

As reliability and service levels improved, relationships with regulators and customers are strengthened, paving the way for higher returns through positive regulatory actions.

Regulatory Outage Complaints
98-03; # per year


Down
85%
535
420
196
113
110
81
98
99
00
01
02
03

Call Center Abandoned Calls
98-03; thousands


Down
63%
858
230
175
160
210
317
98
99
00
01
02
03

Operational Return on Equity
99-03; %


7%
Industry Average Utility Operating Company ROE*
10.7
11.5
10.1
10.7
11.5
99
00
01
02
03
As-Reported
9.9
11.1
10.0
10.7
8.7

* *Source: Regulatory Research Associates, Inc.*

Positive Regulatory Results Achieved in Two Jurisdictions in 03

Regulatory Rate Cases Completed

Incentive rate structures at Entergy Mississippi and Entergy New Orleans offer upside for customer service excellence and cost-efficient generation.

Positive incentive structures at these companies provide models for discussions in other jurisdictions.

Jurisdiction	03 ROE	Rate Increase	Description	Order Date
Entergy Mississippi	Operational 13.7% As-reported 12.8%	$48M	10.77% allowed ROE midpoint. Includes incentives if reliability, price and customer service standards are met.	12/02
Entergy New Orleans	Operational 7.6% As-reported 5.3%	$30M	11.25% allowed ROE midpoint. Includes Performance Based Ratemaking plan if generation sourcing reduces customers' overall cost of power.	5/03

Approval of Pending Rate Cases Would Further Improve Utility Returns

Entergy is pursuing opportunities to recover previously-made investments and to improve returns at other jurisdictions.

Regulatory Rate Cases Pending

Jurisdiction	03 ROE	Requested Rate Increase	Description	Potential Timing
Entergy Arkansas	Operational 11.7% As-reported 9.4%		No cases pending. Next filing likely in 2005 in connection with ANO steam generator & reactor vessel head replacement.	
Entergy Gulf States – LA	Operational 9.7% As-reported 7.1%	$22M	Ninth earnings review filing is pending; staff recommendation is a prospective rate reduction of ~$50M.	2/05 Potential LPSC Decision
Entergy Gulf States – TX	Operational 6.6% As-reported (3.0%)	$68M	Filed 8/04 including ROE of 11.5%. Appealing PUCT dismissal of rate case; EGSI-TX believes rate freeze no longer applicable.	
Entergy Louisiana	Operational 15.7% As-reported 14.4%	$167M	Filed 1/04, including an ROE of 11.4%. Staff proposed $20M increase and ROE of 9.75%	3/05 Potential LPSC Decision

Entergy Louisiana Base Rate Increase Request Is Substantially Offset by Fuel Savings

In January 04, ELI filed $167M rate case that included supply plan resources, reliability investments and a higher ROE.

The majority of this increase will be mitigated by fuel savings that result from the supply plan.

Discussions are ongoing to develop formula rate plan in Louisiana.

Entergy Louisiana Rate Case Request
Filed 1/04; $M



72
28
21
36
10
167
(147)
20
PPA & Additional Rate Base
Capital Investment Since 4/01
11.4% ROE Assuming 47% Equity
02 Test Year Changes
Short-term Energy Purchases
Total Base Rate Increase
Estimated Fuel Savings
Potential Customer Rate Increase

Multiple Paths Being Pursued to Address Under-Earnings at Entergy Gulf States-Texas

Entergy Gulf States-Texas filed a base rate case in August 04 following a June 04 order which halted the Company's move to retail open access via an interim solution.

The company plans to rigorously pursue its request for rehearing of this case, following the PUCT's October order dismissing case.

Entergy Gulf States-Texas
Operational ROE*
02-03; %



6.4
6.6
02
03

	02	03
As-Reported	6.4%	(3.0)

Entergy Gulf States-Texas
Rate Case Request
Filed 8/04; $M



43
11
14
68
Base Rate Increase
Franchise Tax
TTC Recovery
EGSI-TX Filing

Next Steps to Address Rate Case Dismissal

- Written order dismissing rate case issued October 20
- Entergy will file request for rehearing before November 9 (20 days from order)
- PUCT has 45 days from the issuance of the written order to decide on granting a rehearing or not (period could be extended for an extra 45 days)
- If PUCT grants rehearing, a schedule for the process would be set
- Entergy could also file a Petition for Declaratory Order to request a new docket be opened to serve as a forum to discuss our right to file a rate case
- If a rehearing is denied and it is deemed necessary, Entergy could pursue relief in court (Travis County District Court)
- If remedy necessary, Entergy will pursue legislative solution to end rate freeze and recover transition costs

*Consistent with management's allocation of capital between the jurisdictions as of end of 2003.

Settlement of FERC Cases Would Further Reduce Regulatory Uncertainty

Various regulatory cases are pending before FERC that are not expected to impact Entergy's earnings.

Entergy's objective in each of these cases is to achieve an outcome that better positions it to offer reliable and affordable energy to its customers.

Case	Key Issues	Potential Timing
Independent Coordinator of Transmission	Balances state and FERC concerns	Mid 05 FERC decision
System Agreement	Full vs. rough production cost equalization; impediments to rational system planning	12/04 FERC decision
Affiliate PPA	Transparency of RFP process and continuing market opportunities for merchants	1Q05 ALJ decision
Market-Based Rate Authority	No market power if native load properly considered	05 FERC decision

Majority of Regulatory Cases Expected to Be Resolved in 6 – 12 Months

Pre 2004 | 2004 | 2005

J F M A M J J A S O N D | J F M A M J J A S O N D

Pre 2004	Case	Potential 05 EPS Impact
	ELI Rate Case	$0.00 - $0.15
5/02	EGSI-LA 9th Earnings Review	$(0.16) - $0. 04
	EGSI–TX Rate Case*	$0.00 - $0.05
	EAI Filing	N/A
6/03	Affiliate Transactions	$0.00
6/01	System Agreement	$0.00
	Independent Coordinator of Transmission	$0.00
	Market-Based Rate Authority	$0.00

*Filed in August 04; company plans to pursue its request for rehearing following the PUCT's October order dismissing case

Entergy Is Evaluating Opportunities to Purchase Energy and Capacity

Entergy's utility is "short" close to 4 GW of generating capacity. The company developed a comprehensive generation supply plan to address this shortage.

Requests for Proposals (RFPs) are periodically issued to obtain resources from short term and life of unit contracts as well as through asset purchases.

Utility Capacity vs. Demand
GW



30
25
20
15
10
5
0
Intermediate & Peaking
Baseload
Intermediate & Peaking
Baseload
Load Profile
Owned Capacity

Entergy is close to 4GW short of generating capacity

Entergy's Utility Supply Plan Objectives and Components

Main Component

- RFP process - provides competitive procurement for purchased power and generation acquisitions

Key Objectives

- Manage purchases of fuel and power to reduce customer rates and volatility
- Cost effective reduction of operating constraints (e.g. must runs, congestion)
- Better match generation mix to load shape
- Upgrade to more modern and efficient generation fleet

Supply plan is in place to address capacity shortage

Ample Regional Capacity Is Available to Meet Entergy's Needs

Reserve margins approaching 100% in Entergy's service territory allow purchases of excess capacity and energy at the right price to meet long-term supply needs.

New Generation by Region
MW



Merchants
Size By Summer Capacity MW
150 to 320
0 to 150
Merchants
Color By Prime Mover Group
CC
GT
ST
Dell Power Station
Little Rock
Hot Springs
Hot Springs County
Pine Bluff
Union (El Dorado)
Sterlington Project - Koch Power
Ouachita Power LLC
Southaven
Southaven GT
Batesville Expansion
Crossroads
Choctaw
Hinds Energy Facility
Holmesville
North Arkansas' Profile
Operational 204
Active Construction 0
Mothballed 500
Suspended Construction 548
Total Merchant 1,252
Central's Profile
Operational 10,291
Active Construction 657
Mothballed 732
Suspended Construction 1,683
Total Merchant 13,363
Tenaska Frontier
ExxonMobile Beaumont Refinery
Beaumont
Port Arthur
RS Cogen
Cottonwood
Calcasieu
Evangeline Project
Acadia Power
Bayou Cove
Carville
Big Cajun 1 Expansion
Exxon - Baton Rouge
AEP - Dow Chemical
LSU
Shell Geismar
Sabine River Works
Sabine - Bayer Cogen
WOTAB'S Profile
Operational 2,689
Active Construction 363
Mothballed 0
Suspended Construction 0
Total Merchant 3,052
Amite South's Profile
Operational 530
Active Construction 0
Mothballed 0
Suspended Construction 0
Total Merchant 530

- ▲ Mothballed
- ● Operational
- ★ Active Construction
- ■ Suspended Construction

Generation Statistics

Available Merchant Capacity	~18GW
Entergy Short Position	~3-5GW
Entergy Units > 35yrs old	~6GW
Opportunity	~2:1

Excludes 1,725 MWs: 1) Perryville 2) ETR affiliate plants 3) plants of other utilities to serve native load

Supply Plan Objective Is to Reduce Exposure to Gas Prices and Deliver Fuel Savings to Customers

By contracting with or purchasing more efficient generation resources at relatively low market prices, Entergy's supply plan delivers value to its customers.

Supply Plan Contracts
04E - 08E; Summer MW



6,000
5,000
4,000
3,000
2,000
1,000
0
Estimated Short Position
Additional capacity needed to fill short position
1 to 3 year procurements
Purchase of 718 MW Perryville Plant
PPAs for ISES 2, River Bend and EAI System Resources
04E
05E
06E
07E
08E

ENOI Savings Achieved in 1st Year of Strategic Supply Resource Plan	
PPA	$36M
Less: fuel savings	$104M
Customer savings	($68M)

ELI Rate Case Requested Supply Plan Components	
PPA	$72M
Less: fuel savings	$147M
Customer savings	($75M)

Note: Additional supply plan resources will continue to be procured through the formal RFP and other processes, including but not limited to the monthly and weekly RFPs. Purchase of Perryville pending regulatory approvals; interim power purchase agreement currently in place.

Summary

- Utility is positioned to grow its solid base through regulatory compacts that provide financial incentives to customers and shareholders
- Strong financial performance was achieved by the Utility over the past five years, made possible by significant improvements in service and reliability
- Positive resolution of pending regulatory proceedings offer opportunities to further improve financial performance and materially reduce regulatory uncertainty
- Well-designed supply plan aligns overbuilt market opportunities with Entergy's short position to deliver value to customers and shareholders

Section 3: Entergy Nuclear

- **Entergy**
  - **Utility Business**
    - Entergy Arkansas, Inc.
    - Entergy Mississippi, Inc.
    - Entergy Louisiana, Inc.
    - Entergy Gulf States, Inc.
    - Entergy New Orleans, Inc.
    - System Energy Resources, Inc.
  - **Competitive Businesses**
    - **Entergy Nuclear**
    - **Energy Commodity Services**
      - Entergy-Koch, LP
      - Non-Nuclear Wholesale Assets

Entergy Nuclear

A premier nuclear operator with:

- Nearly 9,000 MW owned generating capacity in 10 plants at 8 sites (2nd largest operator in U.S.)
- 5,000 MW in utility fleet; 4,000 MW in Northeast fleet
- Proven ability to turn around underperforming plants
- 800 MW under management services contract
- Decommissioning services provider and, with our partner Framatome, license renewal services provider

Operational Excellence at the Heart of Entergy Nuclear's Strategy

Entergy Nuclear Northeast Fleet



4,001 MW
FitzPatrick
825 MW
(11/00)
Vermont Yankee
510 MW (7/02)
Pilgrim
688 MW
(7/99)
Indian Point 2&3
IP2: 984 MW (9/01)
IP3: 994 MW (11/00)

Market and Nearest Hub
03; % of Total MW



NYISO
Zone G
NYISO
Zone A
21
49
30
NEPOOL
Mass Hub

4,001 MW Total

Net Book Value
03; % of Total



IP2
50
JAF
17
25
VY 6
Pilgrim 2
IP3

$0.9B Net Book Value

Production Cost Before ETR Ownership vs 03, Average $/MWh



29
20
16
15
00-02 Industry Average
03 Southern Fleet
Before ETR Ownership
03

INPO Plant Performance 99-03; Index



100
70
50
40
00
01
02
03
Pilgrim
JAF
IP2
VY

Operating Achievements Are Numerous at All Entergy-Owned Plants

Plants	Accomplishments
 **ANO Unit 1** 836 MW Babcock & Wilcox PWR	01 - Set record for B&W refueling outage (RFO) at 23 days 96 - First OSHA VPP Star status designation in country
 **Indian Point 2 & 3** 1939 MW Westinghouse PWR	04 - Both units exceeded 375 day continuous runs 04 - Successful FEMA Emergency Plan exercise 03 - Successful Force-on-Force exercise 02 - IP2 safest and shortest RFO in unit history at 33 days
 **ANO Unit 2** 858 MW Combustion Engineering PWR	04 - Winner of NEI Top Industry Practice award 03 - World record for CE RFO at 20 days
 **Waterford 3** 1075 MW Combustion Engineering PWR	04 - Successful FEMA Emergency Plan exercise 04 - Successful Force-on-Force exercise 03 - RFO with no OSHA recordable injuries 02 - OSHA VPP Star status designation

Operating Achievements Are Numerous at All Entergy-Owned Plants

Plants	Accomplishments
 **Grand Gulf** 1207 MW GE - BWR	03 - Most MWhs generated in nation by nuclear plant 02 - OSHA VPP Star status designation 01 - 22 day RFO set U.S. record for same-type reactor
 **River Bend** 966 MW GE - BWR	02 - 17 day RFO set U.S. record for BWR6 plants 01 - OSHA VPP Star status designation
 **Pilgrim** 688 MW GE - BWR	04 - Winner of Massachusetts Safety Council award 03 - OSHA VPP Star status designation
 **JA FitzPatrick** 825 MW GE - BWR	04 - 9 million labor-hours without lost-time occurrence 04 - OSHA VPP Star status designation 04 - Power magazine award for best O&M performance 00-04 - Reduced NRC Licensee Event Reports from 16 to 0
 **Vermont Yankee** 510 MW GE - BWR	04 - Certificate of public good for power uprate 02 - 21 day RFO shortest in site's 30+ year history
 **Cooper** 764 MW GE - BWR	04 - Ongoing run 2nd longest continuous run since 1979 04 - $100M capital improvements program on schedule 03 - First long-term services contract of its kind in U.S.

Entergy Leads the Industry in Ability to Turn Around and Maintain Strong Safety and Operational Performance

Entergy-Owned Plants vs. U.S. Fleet
INPO Index
97-04; Index

00-04
20%



100
90
80
70
60
97
98
99
00
01
02
03
04
U.S. Fleet
Entergy
Entergy acquired 5 plants
Entergy 04 Avg. 98

Entergy-Owned Plants vs. U.S. Fleet
Capability Factor
97-04; %

00-04
13%



100
90
80
70
60
97
98
99
00
01
02
03
04
U.S. Fleet
Entergy
Entergy acquired 5 plants
Entergy 04 Avg. 93

Entergy-Owned Plants vs. U.S. Fleet
Outage Duration
97-04; Days

00-04
-44%



200
150
100
50
0
97
98
99
00
01
02
03
04
Entergy acquired 5 plants
Entergy
U.S. Fleet
Entergy 04 Avg. 28

Entergy-Owned Plants vs. U.S. Fleet
Forced Loss Rate
97-04; %

00-04
-84%



16
12
8
4
0
97
98
99
00
01
02
03
04
Entergy acquired 5 plants
Entergy
U.S. Fleet
Entergy 04 Avg. 1.4

Entergy Nuclear Also Provides Services to Other Nuclear Plant Owners

Management Services



Cooper Nuclear Station

Nuclear Decommissioning



Millstone 1



Maine Yankee

License Renewal Services

Entergy & FRAMATOME



D.C. Cook



Davis-Besse



Susquehanna

Entergy Nuclear Achieved Substantial Growth in Earnings since Its Inception in 99

Entergy's nuclear business was non-existent prior to 99, but is expected to produce over $250 million in earnings in 05.

Near-term opportunities to further grow this business include power uprates and additional services contracts similar to the recent arrangement put in place at the Cooper Nuclear Station.

Entergy Nuclear Operational Earnings
99-05E; $/share

99-05E CAGR	
Operational	67-69%
As- Reported	67-69%



0.06
0.22
0.57
0.88
0.85
1.06-1.10
1.30-1.39
99
00
01
02
03
04E
05E

	99	00	01	02	03	04E	05E
As-Reported EPS	0.06	0.22	0.57	0.88	1.30	1.06-1.10	1.30-1.39

Entergy's Operating Approach Emphasizes Safety As Its First Priority

Upon acquiring each unit in the northeast fleet, Entergy's operating focus is first on improving the safety of the plant.

Thereafter, emphasis is on increasing the capacity factor through improving the material condition of the plant. Management attention is then turned to reducing costs to increase margins.

INPO Plant Performance Index
98-03; Index



100
90
80
70
60
50
40
98
99
00
01
02
03
Pilgrim
IP3
JAF
IP2
VY

Current Market Provides Opportunity to Sell Output at Higher Prices

Entergy sells planned output from its Northeast nuclear fleet forward under mostly unit-contingent contracts.

As existing contracts are replaced upon expiration, higher contract prices may be achieved as a result of market price increases.

Portfolio Energy Sales as of 9/04
04E-08E; % of Planned Generation



100
95
79
51
29
Rem. 04E
05E
06E
07E
08E

Average Energy Prices as of 9/04
04E-08E; $/MWh



60
50
40
30
NE Market Prices
Contracted Prices
Rem. 04E
05E
06E
07E
08E

Earnings Sensitivity
4Q04E-06E; $/share

	Sensitivity*	Rem. 04E	05E	06E
as of 9/30/04	+/-$1 / MMBtu or $9/MWh	0.00	0.04 / (0.04)	0.17 / (0.17)

* Assumes market conversion based upon a 9,000 heat rate and approximately 230 million shares outstanding

Production Cost Improvements Are Derived from Scale and Expertise

Entergy Nuclear focuses on continuous improvement as it strives to drive operating performance metrics for its Northeast fleet to levels achieved at the company's regulated nuclear fleet.



Capacity Factor
Before ETR vs. 03; %
19%
ETR Regulated Fleet Average
97
93
92
77
00-02 Industry Average
Before ETR Ownership
03
Refueling Outage Duration
Before ETR vs. 03; # Days
-46%
46
Industry Median*
32
25
22
ETR Regulated Fleet Last Outage
Before ETR Ownership
03
Production Cost
3-Yr Average Before ETR vs. 03; Average $/MWh
-31%
29
00-02 Industry Average
20
16
15
ETR Regulated Fleet Average
Before ETR Ownership
03

* Industry median for most recent outages through spring 2003

Nuclear Opportunities Emerge from Entergy's Operating Capabilities

In the late 1990s, deregulation provided a catalyst for plant divestitures, which allowed Entergy to purchase 5 units in the northeast.

With slowing of deregulation, regulatory pressure on underperforming plants will provide potential catalyst for future divestments or operating contract arrangements.

Entergy Nuclear Growth Components
98-Today (relative size connotes relative opportunity)



Acquisitions
Acquisitions / Services Contracts
98
99
00
01
02
03
04+
Evolution over Time

Forced nuclear asset divestiture as part of deregulation; 1-2 bidders	………………………	Economically driven divestiture due to inefficient scale/lack of skills; ~5 bidders
Fragmented nuclear ownership in the United States	………………………	Consolidation trend leading to higher concentration of large scale owners
Low capacity factors, long outages	………………………	90% capacity factor, 30 day refueling outages
Weak public support and long-term uncertainty	………………………	Favored clean generation with expected life extensions
Natural gas technology of choice for generation built in United States	………………………	Recognition of nuclear power's price stability in face of volatile commodity markets

Plant Uprates Provide Incremental Capacity at Attractive Return Levels

Entergy Nuclear is pursuing economically attractive uprates to increase the capacity and output at each of its plants.

As a general rule of thumb, a 100 MW uprate with $800/Kw capital investment and a market price for power of $40/MWh yields approximately $0.06 in earnings per share.



Plant Uprates
02-06E; MW
3,955
4,001
18
14
14
Pilgrim
Indian Point 3
Indian Point 2
4,061
16
44
FitzPatrick
4,158
50
47
Vermont Yankee
4,203
45
02
03
04E
05E
06E

Regulatory Scrutiny and Fleet Advantages Should Drive Plant Sales or Management Contracts

Entergy aspires to continue to expand its U.S. nuclear business by acquiring more plants or by contracting to manage units for other owners.

The company believes heightened regulatory scrutiny combined with operating challenges (e.g. cost management, talent retention) facing single-unit owners will create growth opportunities in the future.

U.S. Nuclear Market



EN-NE
EN - South
Small Scale Plants
ETR Owned Plants
ETR Contracts
00-02 Rolling Average Capacity Factors < 90%

Possible Market:

- Single owner / small scale
- Higher production cost > $20/MWh
- Low capacity factor/event issues
- Declining/low regulatory scores/reviews

Summary

- Entergy Nuclear created a $200 million business in just five years and is expected to achieve an operational earnings CAGR of nearly 70 percent through 2005
- Operational excellence in its legacy fleet has been the catalyst for expansion through acquisition and services contracts
- Entergy Nuclear has enhanced safety at all sites while creating value through operational efficiencies, productivity improvements, uprates, and opportunistic contracting
- Additional growth is expected to come through service contracting to support less capable operators and acquisitions from small scale owners who choose to exit nuclear

Section 4: Energy Commodity Services



Entergy
Utility Business
Competitive Businesses
Entergy Arkansas, Inc.
Entergy Mississippi, Inc.
Entergy Louisiana, Inc.
Entergy Gulf States, Inc.
Entergy New Orleans, Inc.
System Energy Resources, Inc.
Entergy Nuclear
Energy Commodity Services
Entergy-Koch, LP
Non-Nuclear Wholesale Assets

Energy Commodity Services

- Entergy-Koch, LP 50/50 joint venture with an 8,000 mile gas pipeline and an energy trading and marketing business
- ~1,750 MW of merchant generation in U.S.

Opportunity Set for Growing EKLP Changed over Time, Leading to Decision to Sell Trading

Entergy entered the Entergy-Koch joint venture when deregulation was expected to occur, and trading capabilities were considered critical for managing risks associated with unbundling.

As deregulation slowed, EKLP became a profitable, yet non-core business to Entergy.

Entergy-Koch Growth Components

01-Today (relative size connotes relative opportunity)



Generation Assets
New Products
New Customers
New Products
Partner with natural gas or financial player
Expand Europe
New Customers
New Products
01
02
03
04

Evolution over Time

Entergy	Deregulation likely	....	No deregulation
	Big generation buildout	....	Buildout canceled
	Limited risk management expertise	....	Corporate risk management processes
Market	Merchants as traders	....	Merchants fail/exit; big banks enter trading
	50E/50D balance sheets<$10B	....	75E/25D balance sheets >$100B
	Limited cross product integration	....	High integration (gas/ power/weather with crude/LNG)

Market Conditions Point to Favorable Timing for Pipeline Sale As Well

The Gulf South Pipeline was an important component of EKLP's business—providing credit support for trading and earnings stability.

The pipeline sale, which will follow the trading sale, is being managed by Lehman Brothers.

Pipeline Transactions
EBITDA Multiple; Times



21%
7.7
8.1
9.3
02
03
04 YTD

Recent Transactions/ New Entrants

"Enron Corp. Announces Sale of CrossCountry to Southern Union and GE for $2.35 Billion" (MSN Money, 6/24/04)

"El Paso Corp. Sells 9.9% Stake in General Partner of GulfTerra Energy Partners to The Goldman Sachs Group, Inc." (MSN Money, 10/3/03)

"Fort Chicago Announces Agreement to Purchase an Approximate 16.41% Interest in the Portland Natural Gas Transmission System" (FortChicago.com, 8/19/03)

"Lowes Purchases Texas Gas Transmission Corp. from Williams" (Rigzone.com, 4/14/03)

Both Sales Expected to Be Complete By Mid 05

Entergy expects the sale of EKT to close in the fourth quarter of 04. In addition, EKLP anticipates announcing an agreement has been reached to sell the pipeline before year end.

Entergy expects cash of approximately $1B for the combination of trading and pipeline sales and the termination of the venture.

Completed

6/04	Entergy and Koch Industries announce review of strategic alternatives for Entergy-Koch, LP
8/04	Strategic review completed and planned sales of trading and pipeline businesses announced
9/04	Sale of Entergy-Koch Trading to Merrill Lynch announced
9/04	Gulf South Pipeline competitive process initiated

Next Steps and Projected Completion Dates

4Q04	Entergy-Koch Trading sale regulatory approval
4Q04	Entergy-Koch Trading sale completion
4Q04	Gulf South Pipeline sale announcement
1Q05	Gulf South Pipeline sale regulatory filings
2Q05	Gulf South Pipeline sale completion

Efforts Continue to Improve Entergy's Non-Nuclear Wholesale Assets Business

Seven non-nuclear merchant generation plants remain following Entergy's 02 decision to exit the development business. Activities are ongoing to monetize these positions or otherwise reduce associated commodity risk.

Non-Utility Wholesale Assets

Capacity; MW

Plant	Type	Interest Owned	Capacity Owned
Independence – Unit 2	Coal	14%	121
Ritchie – Unit 2	Gas	100%	544
RS Cogen	Cogen	50%	213
Harrison County	CCGT	70%	385
Warren	CT	100%	300
Top of Iowa	Wind	50%	40
White Deer	Wind	50%	40
Nelson – PPA	Coal	20%	110
Total			1,753

Exposure Reduction

1. Ended development in Spring 02
   - Canceled turbine orders and took restructuring charge
   - Sold 7 turbines mitigating impact of order cancellation
2. Harvest remaining assets
   - Sold Spanish projects in 02
   - Sold Crete in January 04
3. Hedge portfolio output

Energy and Capacity Sold as of 9/04

04E-08E; % of Planned Revenues



62
58
42
33
31
Rem. 04E
05E
06E
07E
08E

Summary

- Initial investment in Entergy-Koch venture created opportunities for expansion while building critical capabilities in an evolving energy market
- Stalled deregulation and new entrants in trading transformed value creation opportunity from growing the business to monetizing the existing business
- Strategy for non-nuclear wholesale assets business combines opportunistic asset sales with active portfolio management

Section 5: Entergy's Financial Aspirations


Entergy
Utility Business
Competitive Businesses
Entergy Arkansas, Inc.
Entergy Mississippi, Inc.
Entergy Louisiana, Inc.
Entergy Gulf States, Inc.
Entergy New Orleans, Inc.
System Energy Resources, Inc.
Entergy Nuclear
Energy Commodity Services
Entergy-Koch, LP
Non-Nuclear Wholesale Assets

Balanced Set of Financial Aspirations Support Top Quartile Total Shareholder Return Goal

Entergy's overarching financial aspiration is to deliver top quartile total shareholder return. The company has also established various earnings, return, credit and dividend aspirations to support overall TSR goals.

Financial Aspirations and Status

Category	Aspiration	Status
EPS Growth	Near-term: 8-10% Long-term: 5-6%	▪ 05 EPS guidance exceeding near-term 8-10% target ▪ 8-10% EPS growth targeted in 06 driven by intrinsic growth and accretion ▪ 5-6% targeted thereafter
Returns	9% ROIC	▪ Currently at ~ 7%; ROIC aspiration reflects sale of EK, share repurchase program, and expected investment opportunity set
Credit Metrics	< 50% net debt/net capital	▪ Currently at 45%; will execute stock repurchases to remain < 50% ▪ Also monitoring total debt/total capital to remain within rating agency ranges
Credit Rating	Near-term: Ratings and business profile position continuous improvement Long-term: single A corporate credit rating	▪ Recent upgrades from S&P and Moody's; increased business profile scores by S&P ▪ Newly issued investment grade Issuer Rating for Entergy Corporation by Moody's ▪ Targeting corporate credit rating improvement to single A over long-term
Dividends	Consistent dividend increases	▪ 20% increase announced 10/21/04 ▪ Targeting annual growth consistent with top quartile of electric industry (~5%)

Over Past Five Years, Entergy Delivered Industry-Leading Total Shareholder Returns

Over the past five years, Entergy shareholders realized total return - comprised of a combination of dividends and share price appreciation - that ranked first in the industry.

In 03, Entergy received the Edison Electric Institute Large Cap Index Award for the highest TSR for 5-year period ending 9/30/03.

Total Shareholder Return
Periods Ended 9/30/04; %


Entergy
S&P Electrics
S&P 500
16
88
149
1 Year
3 Years
5 Years

Entergy's Rank of 20 S&P Electrics:	12	3	1

8-10% Near-Term Growth Aspiration Supported by Share Repurchase and Intrinsic Growth in 05 and 06

Intrinsic growth and accretion are expected to drive near-term earnings growth to an above industry-average level.

Operational Earnings
04E and 05E Guidance & Aspiration; $/share



8-10% Growth Aspiration (near-term)
Includes mild weather
$3.70 - $3.80
$1.06 - $1.10
$2.70 - $2.75
($0.06) - ($0.05)
$4.60 - $4.85
$1.30 - $1.39
$3.40 - $3.55
($0.10) - ($0.09)
04E
05E
06E
Nuclear
Utility, Parent & Other
ECS

As-Reported Earnings
04E and 05E Guidance; $/share



Includes mild weather
$3.65 - $3.75
$1.06 - $1.10
$2.70 - $2.75
($0.11) - ($0.10)
$4.60 - $4.85
$1.30 - $1.39
$3.40 - $3.55
($0.10) - ($0.09)
04E
05E
06E
Nuclear
Utility, Parent & Other
ECS

Cash Is Available To Fund Return-Enhancing Investments and Dividend Increases

Entergy expects to have $1.4 billion available through the end of 06 due to a combination of internally generated cash and new debt capacity that may be tapped without exceeding the company's targeted 50% debt ratio.

Projected Cash Available for Capital Deployment
04E – 06E; $B



6.9
6.1
(2.6)
(1.4)
2.1
1.3
(1.2)
(0.8)
1.4
Cash Flow from Operating Activities
Operating Cash Flow
Maintenance Capital Expenditures
Preferred and Common Dividends
Free Cash Flow
Additional Debt Capacity
Growth Capital Commitments
Net of Proceeds & Stock Repurchases
Net Cash Available

Credit Metrics Continue to Strengthen

Entergy's net debt ratio has increased slightly, but at the same time, cash flow interest coverage has increased 83%.

Debt Ratios
Last 12 Months 3Q99-3Q04; %



-4%
Debt to capital
Net debt to net capital
3%
60
50
40
30
3Q99
3Q00
3Q01
3Q02
3Q03
3Q04

Cash Flow Interest Coverage
Last 12 Months 3Q99-3Q04; %



83%
10
8
6
4
2
0
3Q99
3Q00
3Q01
3Q02
3Q03
3Q04

Risks Are Lower Across All Our Businesses

In addition to improving the balance sheet and credit metrics, Entergy has taken aggressive steps to reduce business risk.

	Then (98)	Now (04+)
Utility	• Deregulation potential • Poor operations / regulatory relations • Weak balance sheet	• No deregulation • Improved operations • Improved regulatory relations • Improved credit ratings / business position
Nuclear	• 1 decommissioning contract • Idea for growing business • Unproven operating expertise • Under-utilized talent pool	• 5 plant portfolio • Operating improvement • Successful labor strategy • Low capital-intensive contract • Well-developed, larger talent pool
IPP	• Development plans in multiple countries • Ambitious wholesale energy strategy	• Canceled turbine contracts • Less than 1,800 MW non-nuclear wholesale assets
Trading	• Hit and miss in-house trading with significant risk	• Profitable trader (EKT) with strong market skills • Plans to monetize
Entergy	• Relatively high risk profile • At-risk credit ratings • 33% dividend cut in 98	• Relatively low risk profile • Solid credit metrics / ratings • 80% dividend increase since 2000

Rating Agencies Have Recognized Entergy's Improved Credit Standing

Timeline - Rating Agency Action
98-Present

Both Moody's and Standard & Poors have taken positive actions in 04, following several years of improving metrics and risk reduction at Entergy.

The company aspires to achieve a single-A credit rating over the long term, by continuing to improve its business profile and credit metrics.



S&P
6/01
Issued BBB rating for Entergy Parent & raised ELI rating*
ELI BBB ➡ BBB+
6/02/04
Improvement in business profile scores
EAI 6 ➡ 5
ELI 6 ➡ 5
EMI 7 ➡ 6
ENOI 7 ➡ 6
7/22/04
Raised ratings of ETR operating subsidiaries*
EAI BBB+ ➡ A-
EGSI BBB- ➡ BBB
ELI BBB+ ➡ A-
EMI BBB+ ➡ A-
ENOI BBB ➡ A-
SERI BBB- ➡ BBB
1998
1999
2000
2001
2002
2003
2004
Moody's
9/02
Placed ENOI on negative outlook
3/04
Placed EAI & ELI on review for possible upgrade
8/25/04
Raised ratings of 2 operating subsidiaries*
EAI Baa2 ➡ Baa1
ELI Baa2 ➡ Baa1
ENOI Neg ➡ Stable
8/25/04
Issued Baa3 rating for Entergy Parent

*Senior secured ratings

$1.5 Billion Share Repurchase Program Announced in August 04

Entergy announced a $1.5 billion repurchase program in August 04, to supplement existing repurchase authority already in place to offset dilution effects of employee stock option exercises.

This is the second major repurchase program announced by the company since 99.

Net Common Stock Repurchases
99-06E; $B



0.2
0.5
(0.2)
1.9*
99
00
01
02
03
04E-06E
Announced $0.75B share repurchase program
Announced $1.5B share repurchase program

** includes purchases to offset dilution from stock options*

20% Dividend Increased Announced in October 04

Entergy increased its dividend from $1.80 per share to $2.16 per share on an annualized basis, beginning with the quarterly dividend payable on December 1, 04.

This increase follows a 29% increase announced in July 03.

Both actions combined with the share repurchase program reflect Entergy's commitment to return capital to owners.

Entergy Common Dividends
Previous vs. Current annualized; $/share (top) and payout ratio (bottom)



20%
1.80
2.16
Previous
Current
38%*
46%*

** Based on midpoint of 05 EPS guidance*

Cash Provided to Shareholders
Cumulative 04E-06E; % of Operational Earnings



Dividends ~40%
Buyback ~60%

Projected ~$3B in cash to shareholders in next 3 years (~100% of operational earnings)

Summary

- Entergy has pursued rigorous point of view execution while leveraging its capabilities to reestablish excellence in its utility and build on excellence in its nuclear business
- Deep regulatory and operational expertise provide opportunities for business expansion and earnings growth within both the utility and nuclear businesses
- Business growth is bound by a constant focus on safety as well as value creation for all stakeholders
- Five year track record provides a path for future aspirations that balance business expansion with business flexibility to ensure opportunities to return value to Entergy's owners

Appendices: Reg G Reconciliations

Appendix 4: Return on Equity Calculations - Utility Operating Companies 02-03 - Reconciliation of GAAP to Non-GAAP Measures							
%	03 EMI	03 ENOI	03 EAI	03 ELI	03 EGSI-LA	03 EGSI-TX	02 EGSI-TX
As Reported ROE	12.8%	5.3%	9.4%	14.4%	7.1%	-3.0%	6.4%
ROE associated with special items:							
Voluntary Severeance Package	0.9%	2.3%	2.3%	1.3%	1.0%	0.8%	-
SFAS Implementation	-	-	-	-	2.3%	0.2%	-
River Bend Loss Provision	-	-	-	-	-0.7%	8.6%	-
Total Special Items	0.9%	2.3%	2.3%	1.3%	2.6%	9.6%	0.0%
Operational ROE	13.7%	7.6%	11.7%	15.7%	9.7%	6.6%	6.4%

Appendices: Reg G Reconciliations

Appendix 5: Debt Ratios
3Q99 - 3Q04 - Reconciliation of GAAP to Non-GAAP Measures

($ millions)	Gross Debt	Less cash and cash Equivalents	Net Debt	Total Capitalization	Less cash and cash Equivalents	Net Capitalization	Debt to Capital Ratio	Net Debt to Net Capital Ratio
	(E)	(F)	(E-F)	(G)	(F)	(G-F)	(E/G)	(E-F)/(G-F)
3Q 99	7,446	1,344	6,101	15,336	1,344	13,992	48.5%	43.6%
4Q 99	7,527	1,214	6,313	15,204	1,214	13,990	49.5%	45.1%
1Q 00	7,988	1,686	6,302	15,540	1,686	13,854	51.4%	45.5%
2Q 00	8,577	1,797	6,780	15,915	1,797	14,117	53.9%	48.0%
3Q 00	8,088	1,233	6,855	15,565	1,233	14,332	52.0%	47.8%
4Q 00	9,158	1,382	7,776	16,562	1,382	15,180	55.3%	51.2%
1Q 01	9,380	1,030	8,351	16,843	1,030	15,814	55.7%	52.8%
2Q 01	9,168	699	8,469	16,848	699	16,149	54.4%	52.4%
3Q 01	9,411	901	8,510	17,279	901	16,377	54.5%	52.0%
4Q 01	8,900	752	8,149	16,717	752	15,965	53.2%	51.0%
1Q 02	8,599	763	7,836	16,392	763	15,628	52.5%	50.1%
2Q 02	8,892	731	8,161	16,907	731	16,176	52.6%	50.5%
3Q 02	8,790	949	7,841	16,969	949	16,020	51.8%	48.9%
4Q 02	8,810	1,335	7,475	17,007	1,335	15,672	51.8%	47.7%
1Q 03	8,410	377	8,033	17,009	377	16,631	49.4%	48.3%
2Q 03	9,173	1,078	8,095	18,023	1,078	16,946	50.9%	47.8%
3Q 03	8,554	578	7,976	17,680	578	17,102	48.4%	46.6%
4Q 03	8,182	692	7,490	17,220	692	16,528	47.5%	45.3%
1Q 04	8,282	875	7,407	17,505	875	16,630	47.3%	44.5%
2Q 04	8,173	586	7,588	17,252	586	16,666	47.4%	45.5%
3Q 04	8,070	588	7,482	17,245	588	16,657	46.8%	44.9%

Appendices: Reg G Reconciliations

Appendix 6: Projected Cash Available for Capital Redeployment 2004 through 2006 - Reconciliation of GAAP to Non-GAAP Measures ($Billions)			2004 - 2006
Net cash flow provided by operating activities	(H)	$ 6.9	
Less:			
Net nuclear fuel purchases	(I)	0.4	
Decommissioning trust contributions	(J)	0.4	
Operating cash flow	(K) = (H-I-J)		$ 6.1
Planned maintenance capital expenditures	(L)		(2.6)
Preferred and common dividends	(M)		(1.4)
Free cash flow	(N) = (K+L+M)		2.1
Net stock repurchases (includes repurchases under existing and new programs less potential sale proceeds)	(O)		(0.8)
Planned growth capital commitments	(P)		(1.2)
Additional debt capacity (net of maturities)	(Q)		1.3
Net Cash Available for New Investment, Debt Retirement, Dividend Increase	(R) = (N+O+P+Q)		$ 1.4